Rule 497(e)
1940 Act File No. 811-4401
1933 Act Reg. No. 033-00012

NORTH TRACK FUNDS, INC.

Supplement Dated December 6, 2006
to
Statement of Additional Information Dated March 1, 2006

Acquisition of Controlling Interest in Investment Adviser

Mr. Peter R. Kellogg, a retired businessman, has announced an intention to acquire a controlling interest in The Ziegler Companies, Inc., the parent company of the investment adviser for the North Track Funds, Inc.

Mr. Kellogg presently is a shareholder of The Ziegler Companies, Inc. He has entered into an agreement pursuant to which, on December 29, 2006, he will purchase additional shares of The Ziegler Companies, Inc. from another shareholder. As a result of this acquisition, Mr. Kellogg will hold or have the power to direct more than 25% of the outstanding voting shares of The Ziegler Companies, Inc. Under provisions of the Investment Company Act of 1940, this acquisition will cause Mr. Kellogg to be considered a controlling person of The Ziegler Companies, Inc. and, thereby, a controlling person of its wholly-owned subsidiary, Ziegler Capital Management, LLC, which serves as the investment adviser for the North Track Funds.